================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------
                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

  Filed by the Registrant                                                    [X]

  Filed by a Party other than the Registrant                                 [ ]

  Check the appropriate box:

  [X] Preliminary Proxy Statement

  [ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

  [ ] Definitive Proxy Statement

  [ ] Definitive Additional Materials

  [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      ------------------------------------

                           GOLDEN STAR RESOURCES LTD.
                (Name of Registrant as specified in its Charter)

         --------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies: _________

(2)  Aggregate number of securities to which transaction applies: ____________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____________________________

     _________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction: ________________________

(5)  Total fee paid: _________________________________________________________

     [ ] Fee paid previously with preliminary materials: _____________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount previously paid: _________________________________________

        (2)  Form, Schedule or Registration Statement No.: ___________________

        (3)  Filing Party: ___________________________________________________

        (4)  Date Filed: _____________________________________________________


================================================================================

         NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF
                           GOLDEN STAR RESOURCES LTD.
                               LITTLETON, COLORADO

NOTICE IS HEREBY GIVEN that the Annual General and Special Meeting of Shareholders of Golden Star Resources Ltd. (the "Company") will be held at 10:00 am (Toronto time) on Tuesday, May 28, 2002, in the University Room, at the Courtyard by Marriott Downtown, 475 Yonge Street, Toronto, Ontario, Canada M4Y 1X7 for the following purposes:

1. to receive the report of the directors to the shareholders and the consolidated financial statements of the Company, together with the auditor's report thereon, for the fiscal year ended December 31, 2001;

2.   to elect directors until the next annual general meeting;

3. to appoint auditors to hold office until the next annual general meeting at a remuneration to be fixed by the directors;

4. to consider and, if thought fit, to pass a resolution in the form set out in the Management Information Circular accompanying this Notice of Meeting approving the issuance by the Company, in one or more private placements during the twelve (12) months following approval of the resolution, of up to 30,000,000 Common Shares;

5. to consider and, if thought fit, to pass a resolution in the form set out in the Management Information Circular accompanying this Notice of Meeting approving amendments to the Company's By-Laws;

6. to consider and, if thought fit, to pass a special resolution in the form set out in the Management Information Circular accompanying this Notice of Meeting approving an amendment to the Company's Articles of Arrangement to provide that shareholder meetings may be held at certain places outside of Canada;

7. to consider and, if thought fit, to pass a resolution in the form set out in the Management Information Circular accompanying this Notice of Meeting approving amendments to the Company's Stock Option Plan; and

8. to transact such other business as may properly come before the meeting or any adjournment of it.

The Board of Directors has fixed the close of business on April 9, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Accompanying this Notice of Meeting are (i) a proxy statement and management information circular, (ii) a form of proxy, and (iii) a reply card for use by shareholders who wish to receive the Company's interim financial statements. The Company's 2001 Annual Report containing the audited comparative financial statements of the Company as at and for the year ended December 31, 2001 and the related management's discussion and analysis thereon also accompanies this Notice of Meeting.

If you are a registered shareholder of the Company and do not expect to attend the meeting in person, please promptly complete and sign the enclosed proxy form and return it in the self-addressed envelope for receipt by 10:00 a.m. (Toronto time) on Friday, May 24, 2002. If you receive more than one proxy form because you own shares registered in different names or addresses, each proxy form should be completed and returned.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and sign the materials in accordance with the instructions provided to you by such broker or other intermediary.

Dated at Littleton, Colorado, this ____ day of April, 2002.

                          BY ORDER OF THE BOARD OF DIRECTORS

                          /s/ Allan J.Marter
                          Vice President, Chief Financial Officer and Secretary

                          GOLDEN STAR RESOURCES LTD.
                         10579 Bradford Road, Suite 103
                         Littleton, Colorado 80127-4247


               PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR


This Management Information Circular is furnished to the shareholders of Golden Star Resources Ltd. (the "Company") in connection with the solicitation by management of proxies to be voted at the annual general and special meeting (the "Meeting") of the shareholders of the Company to be held in the University Room at the Courtyard by Marriott Downtown, 475 Yonge Street, in Toronto, Canada, at 10:00 am (Toronto time), on Tuesday, May 28, 2002, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

All dollar ($) amounts referred to herein are to United States dollars unless otherwise indicated.

The information in this Management Information Circular is as of April 1, 2002 unless otherwise indicated.

SOLICITATION OF PROXIES

THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT OF THE COMPANY. THE PERSONS NAMED IN THE ENCLOSED PROXY FORM ARE DIRECTORS OR OFFICERS OF THE COMPANY. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM AT THE MEETING MAY DO SO EITHER BY INSERTING SUCH OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE PROXY FORM OR BY COMPLETING ANOTHER FORM OF PROXY. To be used at the Meeting, the completed proxy form must be received by 10:00 a.m. (Toronto time) on Friday, May 24, 2002, at the address set forth in the accompanying return envelope (Attention: Proxy Department, CIBC Mellon Trust Company, P.O. Box 12005 STN BRM B, Toronto, Ontario, Canada M7Y 2K5). Solicitation will be primarily by mail, but some proxies may be solicited personally or by telephone by regular employees or directors of the Company at a nominal cost. The cost of solicitation by management of the Company will be borne by the Company. This Management Information Circular and the accompanying proxy are expected to be sent to the shareholders on or about April 25, 2002.

REVOCABILITY OF PROXIES

A shareholder who has given a proxy may revoke it either by (a) signing a proxy bearing a later date and depositing the same at the registered office of the Company at 19th floor, 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3H4 prior to the close of business on the day preceding the date on which the Meeting is to be held or any adjournment thereof, or with the chairman of the Meeting before any votes in respect of which the proxy is to be used shall have been taken; or (b) attending the Meeting in person and registering with the scrutineers as a shareholder personally present.

VOTING OF PROXIES

A shareholder's instructions on his proxy form as to the exercise of voting rights will be followed in casting such shareholder's votes. IN THE ABSENCE OF ANY INSTRUCTIONS, THE PROXY AGENT NAMED ON THE PROXY FORM WILL CAST THE SHAREHOLDER'S VOTES IN FAVOR OF THE PASSAGE OF THE RESOLUTIONS SET FORTH HEREIN AND IN THE NOTICE OF MEETING.

The enclosed proxy form confers discretionary authority upon the persons named therein with respect to (a) amendments or variations to matters identified in the Notice of Meeting and (b) other matters, which may properly come before the Meeting or any adjournment thereof. At the time of printing of this Management Information Circular, management of the Company knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF THE COMPANY AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD THEIR COMMON SHARES OF THE COMPANY IN THEIR OWN NAMES. Shareholders of the Company who do not hold their common shares in their own names (referred to herein as "BENEFICIAL SHAREHOLDERS") should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of common shares can be recognized and acted upon at the Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then, in almost all cases, those shares will not be registered in the shareholder's name on the records of the Company. Such shares will more likely be registered under the name of the shareholder's broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depositary for Securities, which acts as nominee for many Canadian brokerage firms). Common shares of the Company held by brokers or their agents or nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, a broker and its agents and nominees are prohibited from voting shares for the broker's clients. THEREFORE, BENEFICIAL SHAREHOLDERS SHOULD ENSURE THAT INSTRUCTIONS RESPECTING THE VOTING OF THEIR COMMON SHARES ARE COMMUNICATED TO THE APPROPRIATE PERSON.

Applicable regulatory rules require intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is identical to the form of proxy provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Independent Investor Communications Corporation ("IICC"). IICC typically applies a special sticker to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to IICC. IICC then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the meeting. A BENEFICIAL SHAREHOLDER RECEIVING A PROXY WITH AN IICC STICKER ON IT CANNOT USE THAT PROXY TO VOTE COMMON SHARES DIRECTLY AT THE MEETING - THE PROXY MUST BE RETURNED TO IICC WELL IN ADVANCE OF THE MEETING IN ORDER TO HAVE THEIR COMMON SHARES VOTED.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares of the Company registered in the name of his broker (or an agent of the broker), a Beneficial Shareholder may attend at the Meeting as proxyholder for the registered shareholder and vote such common shares in that capacity. Beneficial Shareholders who wish to attend the Meeting and indirectly vote their common shares as proxyholder for the registered shareholder, should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

VOTES NECESSARY TO PASS RESOLUTIONS AT THE MEETING

Under the Company's Bylaws, the quorum for the transaction of business at the Meeting consists of two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled. Pursuant to the Canada Business Corporations Act ("CBCA") and the Company's Bylaws, directors must be elected and resolutions referred to in the accompanying Notice of Meeting must be passed by a majority of the votes cast by the shareholders who voted in respect of the particular matter.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Company has an authorized capital consisting of an unlimited number of common shares (the "Common Shares") and an unlimited number of first preferred shares (the "First Preferred Shares"). As of April 1, 2002, 62,953,859 Common Shares and no First Preferred Shares were issued and outstanding. The board of directors of the Company (the "Board") has fixed April 9, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Each Common Share outstanding on the record date carries the right to one vote. The Company has caused to be prepared a list of the holders of its Common Shares on such record date. Each shareholder named in the list will be entitled to one vote at the Meeting for each Common Share shown opposite such shareholder's name except to the extent that (a) such shareholder has transferred the ownership of such Common Share after the date on which the list was prepared and (b) the transferee of such Common Share produces a properly endorsed share certificate or otherwise establishes that the transferee owns such Common Share and demands not later than ten days before the Meeting that the transferee's name be included in the list in which case the transferee will be entitled to vote such Common Share at the Meeting. A complete list of the shareholders entitled to vote at the Meeting will be open to examination by any shareholder for any purpose germane to the Meeting, during ordinary business hours for a period of ten days prior to the Meeting, at the office of CIBC Mellon Trust Company at 1600-1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X1.

As of April 1, 2002, based upon information available to the Company, no person or entity beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than 5% of the voting rights attached to the Company's issued and outstanding Common Shares, except as noted in the table under "Security Ownership of Certain Beneficial Owners and Management".


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number of Common Shares beneficially owned, as of April 1, 2002, by each person known to the Company or its directors or senior officers to be the beneficial owner of more than 5% of its outstanding Common Shares, by each director and director nominees of the Company, by each executive officer named in the table titled "Summary Compensation Table" and by all directors and director nominee and executive officers of the Company as a group. It also shows the number of shares that those beneficial owner, directors, nominees and executives have a right to acquire on or before June 30, 2002. Unless otherwise noted, each shareholder has sole investment and voting power over the Common Shares owned.

                                                                                TOTAL BENEFICIALLY
                                        NUMBER OF COMMON                        OWNED AND RIGHT TO
NAME OF BENEFICIAL OWNER AND ADDRESS         SHARES          RIGHT TO ACQUIRE     ACQUIRE COMMON       PERCENT OF
IF REQUIRED                            BENEFICIALLY OWNED     COMMON SHARES           SHARES          COMMON SHARES
-------------------------------------- -------------------- ------------------- -------------------- ----------------
Snyder Capital Management Inc.             10,422,243 (1)           3,371,428       13,793,671            20.8%
350 California Street, Suite 1460
San Francisco, CA 94104

Barnato Exploration Limited                 3,333,333               1,333,333        4,666,667             7.3%
28 Harrison Street
Johannesburg, 2001
South Africa

David Fagin                                   553,187                 469,400        1,022,587             1.6%

James Askew                                   205,000                 340,000          545,000             *

Peter Bradford                                240,000               1,040,000        1,280,000             2.0%

Allan Marter                                   20,500                 264,333          284,833             *

Richard Gray                                   15,000                 226,332          241,332             *

Robert Stone                                    5,000                 159,500          164,500             *

Ernest Mercier                                  3,300                 152,000          155,300             *

Ian MacGregor                                       0                 140,000          140,000             *

Directors and Executive Officers as        14,797,563               7,496,326       22,293,890             5.4%
a group


* Indicates less than one percent.

(1) This information was taken from the most current Schedule 13-G provided to the Company by this beneficial owner.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on the review of the section 16 (a) reports filed by the directors and executive officers, and upon representations from those persons, all reports required to be filed by our reporting persons during 2001 were filed on time.


                              ELECTION OF DIRECTORS

The term of office of the current directors of the Company will expire at the Meeting or when their successor are duly elected or appointed. The Articles of the Company provides that the number of directors shall consist of a minimum of three and a maximum of 15 directors. The Board is currently composed of six directors, three of whom are Canadian residents. Prior to November 30, 2001 the CBCA required that a majority of the directors must be Canadian residents but section 105 (4) of CBCA provided an exemption "if the holding corporation earns in Canada directly or through subsidiaries less than 5% of the gross revenues of the holding corporation and all its subsidiary bodies corporate together as shown in the most recent consolidated financial statements". In the past, it was determined that the Company met the requirement of section 105 (4) and, as a result, only one third of the directors of the Company must be resident Canadians. Subsequent to November 30, 2001 the CBCA was amended and now only requires at least 25% of the directors of the Company to be resident Canadians. The Company's By-Laws still require that a majority of the Board be resident Canadian. Therefore management is proposing changes to the Company's By-laws. See "Approval of Amendments to the Company's By-Laws".

It is proposed to nominate the six persons listed below for election as directors of the Company to hold office until the next annual meeting of the shareholders or until his successor is elected or appointed pursuant to relevant provisions of the Bylaws of the Company or the Company's governing statute. All such proposed nominees are currently directors of the Company.

It is the intention of the persons named as proxyholders in the enclosed proxy form to vote for the election to the Board of those persons hereinafter designated as nominees for election as directors. The Board does not contemplate that any of such nominees will be unable to serve as a director; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, PROXIES IN FAVOR OF MANAGEMENT DESIGNEES WILL BE VOTED FOR ANOTHER NOMINEE IN THE DISCRETION OF THE PROXY AGENT UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY FORM THAT THE SHAREHOLDER'S COMMON SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

The following table sets forth the name of each of the persons proposed to be nominated for election as a director; all positions and offices in the Company presently held by him; his present principal occupation or employment; the date of his first appointment as a director; his municipality of residence and his age. See "Security Ownership of Certain Beneficial Owners and Management" for the number of Common Shares of the Company that each nominee has advised are beneficially owned by him, directly or indirectly, or over which control or direction is exercised.

NAME, MUNICIPALITY OF                                                                          DATE OF FIRST
RESIDENCE AND POSITION                                                                         APPOINTMENT
WITH COMPANY                   PRESENT AND PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS        AS DIRECTOR       AGE
------------------------------ --------------------------------------------------------------- --------------- -------
JAMES E. ASKEW                 Mr. Askew has been Managing Director and Chief Executive        June 15, 1999     53
Sydney, Australia              Officer of Black Range Minerals NL since November 1999. He
Director                       also serves as a director of Ausdrill Limited and Semafo
                               Ltd. Prior thereto,  Mr. Askew was President and Chief
                               Executive Officer of the Company from March 1999 to October
                               1999 and President and Chief Executive Officer of Rayrock
                               Resources Inc. from September 1998 to March 1999. Mr. Askew has also been President and Chairman of International Mining and Finance Company since 1997. From 1986 to 1996, Mr. Askew was President and Chief Executive Officer of Golden Shamrock
                               Mines Ltd.

PETER J. BRADFORD              Mr. Bradford has been President and Chief Executive Officer     August 8, 2000    43
Littleton, Colorado            of the Company since November 1999. Mr. Bradford has also
Director                       been a director of Anvil Mining N.L. since 1998. Prior
                               thereto, Mr. Bradford was Managing Director of Anvil Mining from May 1998 to October 1999, Managing Director of Strategic
                               Planning & New Business of Ashanti Goldfields Company Ltd.
                               from October 1996 to April 1998, and General Manager West
                               Africa of Golden Shamrock Mines Ltd. from 1991 to 1996.

DAVID K. FAGIN                 Mr. Fagin currently serves as a director on the boards of       May 15, 1992      64
Englewood, Colorado            Dayton Mining Company, Canyon Resources Corporation and             (4)
Director (1, 2)                Miranda Mining Co. and of various public mutual funds of T.
                               Rowe Price Associates, Inc. Mr. Fagin was Chairman and Chief
                               Executive Officer of Western Exploration from July 1997 to
                               January 2000. Prior thereto, Mr. Fagin was Chairman and
                               Chief Executive Officer of the Company from May 1992 until
                               May 1996 and then Chairman of the Board of the Company from
                               May 1996 until December 31, 1997.

IAN A. MacGREGOR               Mr. MacGregor has been counsel with Fasken Martineau DuMoulin   April 3, 2000     67
Toronto, Ontario               LLP (Barristers and Solicitors) since February 2000. Prior
Director (1, 2)                thereto, Mr. MacGregor was a partner of Fasken Martineau
                               DuMoulin LLP and a predecessor firm.

ERNEST C. MERCIER              Mr. Mercier is a businessman and professional director. He      January 30,       69
Toronto, Ontario               currently serves as a director of Cascade Corporation and          1995
Director (1, 2)                Toreador Resources Inc. Mr. Mercier retired as Executive
                               Vice President, Corporate & Investment Banking, and  as
                               Co-Chairman, Toronto-Dominion Securities Inc. in 1993.


NAME, MUNICIPALITY OF                                                                          DATE OF FIRST
RESIDENCE AND POSITION                                                                         APPOINTMENT
WITH COMPANY                   PRESENT AND PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS        AS DIRECTOR       AGE
------------------------------ --------------------------------------------------------------- --------------- -------
ROBERT R. STONE                Mr. Stone has been non-executive Chairman of the Company         September 30,     59
Vancouver, British Columbia    since June 1999. He also serves as a director of Chell               1997
Director (1, 2, 3)             Corporation and Mainsborne Communications International Inc.
                               (Deputy Chairman). Prior thereto, Mr. Stone was employed
                               from 1973 until 1997 by Cominco Ltd., most recently as
                               Vice-President, Finance, Chief Financial Officer and
                               Director. Mr. Stone retired from Cominco Ltd. in 1997.

(1)  Member of the Audit Committee.

(2)  Member of the Compensation and Corporate Governance Committee.

(3)  Chairman of the Board.

(4) May 15, 1992 represents the date of the Company's formation upon the amalgamation of Golden Star Resources Ltd. ("Golden Star") and South American Goldfields Inc. Mr. Fagin was, prior to the amalgamation, director of Golden Star serving since February 3, 1992.

(5)  The Company does not have a Executive Committee.

There are no family relationships among any of the director nominees or directors or executive officers of the Company.

See "Statement of Corporate Governance Practices" for information on Board committees and directors' meeting attendance.

COMPENSATION OF DIRECTORS

During the year ended December 31, 2001, the Company paid a total of $105,500 to its non-employee directors.

The Company pays an annual fee of:

     o   $24,000 to its non-executive Chairman;

     o   $12,000 to the Chairman of the Audit Committee;

     o $8,000 to the Chairman of the Compensation and Corporate Governance Committee; and

     o   $6,000 to the other directors.

The Company also pays the following fees for attending a meeting in person or by telephone:

     o   $1,500 to its non-executive Chairman for attending a Board meeting;

     o   $750 to its non-executive directors for attending a Board meeting; and

     o   $500 to its non-executive directors for attending a committee meeting.

The non-executive directors are also reimbursed for transportation and other out-of-pocket expenses reasonably incurred for attendance at Board and committee meetings and in connection with the performance of their duties as directors.

Stock Options

The Company's 1997 Stock Option Plan (the "Plan") provides for an automatic grant of an option to purchase 40,000 Common Shares to each person who becomes a non-employee director, as of the date such person first becomes a non-employee director, provided that, within the previous year, such person was not granted any other stock options by the Company.

In addition, the Company automatically grants each non-employee director stock options to purchase 10,000 Common Shares, as of the date of the first Board meeting after the end of each financial year, provided that in respect of the first additional option to be granted, at least eight months shall have elapsed since the initial automatic option grant of 40,000 common shares. The Board may, at its discretion, grant additional options to non-employee directors from time to time. All options granted to the non-employee directors vest immediately and have a ten-year term.

Because the non-employee directors of the Company are not employed by Guyanor Resources S.A. ("Guyanor"), they are not eligible to participate in Guyanor's Stock Option Plan. Therefore, the Company has occasionally granted, as additional compensation to its non-employee directors, options to purchase Class B shares of Guyanor from the Class B shares that the Company owns. The term of each option is ten years and the options vested immediately. During the fiscal year ended December 31, 2001, the Company granted to its non-employee directors options to purchase a total of 50,000 Class B shares of Guyanor at an exercise price of Cdn$0.25.

During the financial year ended December 31, 2001, the Company granted to its non-employee directors options to purchase a total of 125,000 Common Shares at an exercise price of Cdn$1.02.

Stock Option Grants

The following table sets forth information with respect to options granted during the financial year ended December 31, 2001 to the Company's non-employee directors as a group under the Plan.

                      OPTION GRANTS DURING LAST FISCAL YEAR
                       (ALL $ AMOUNTS IN CANADIAN DOLLARS)

                                                                                  MARKET VALUE OF
                                       SECURITIES UNDER       EXERCISE OR      SECURITIES UNDERLYING
                                        OPTIONS GRANTED       BASE PRICE      OPTIONS ON THE DATE OF     EXPIRATION
               GROUP                          (#)            ($/SECURITY)       GRANT ($/SECURITY)          DATE
------------------------------------ ---------------------- ---------------- -------------------------- --------------
NON-EXECUTIVE        Company                125,000              1.02                   1.02               06/27/11
DIRECTORS AS A       --------------- ---------------------- ---------------- -------------------------- --------------
GROUP                Guyanor                 50,000              0.25                   0.25               06/27/11


Stock Option Exercises

The following table sets forth information with respect to the exercise, during the financial year ended December 31, 2001, by the non-employee directors as a group of options granted under the Plan, or options granted by the Company to acquire Guyanor Class B shares, as of December 31, 2001 as well as the value of their outstanding options as of December 31, 2001.

              AGGREGATED OPTION EXERCISES DURING LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
                      (ALL $ AMOUNTS IN CANADIAN DOLLARS)


                                                                   UNEXERCISED OPTIONS AT         VALUE OF UNEXERCISED
         GROUP                   SECURITIES       AGGREGATE           FISCAL YEAR-END             IN-THE-MONEY OPTIONS
 ---------------------           ACQUIRED ON        VALUE                   (#)                  AT FISCAL YEAR-END ($)
NON-EXECUTIVE DIRECTORS           EXERCISE        REALIZED              EXERCISABLE/                  EXERCISABLE/
     AS A GROUP                      (#)            ($)                UNEXERCISABLE               UNEXERCISABLE (3)
------------------------------------------------------------------------------------------------------------------------
Company Whose     Company             0              N/A       Exercisable  1,055,900/0 (1, 2)             0/0
Shares are
Subject of
Options           ------------------------------------------------------------------------------------------------------
Granted           Guyanor             0              N/A       Exercisable    210,000/0 (2)                0/0


(1) Upon the exercise of stock options granted prior to March 14, 1995, the holder will receive one-fifth of one Class B share of Guyanor and one Common Share.

(2) Include options granted to Messrs. David Fagin and James Askew when they were employees of the Company.

(3) For all unexercised options held as of December 31, 2001, the aggregate dollar value of the excess of the market value of the shares underlying those options over the exercise price of those unexercised options. On December 31, 2001, the closing price on The Toronto Stock Exchange ("TSE") of each of the Common Shares and the Guyanor Class B shares was Cdn$0.90 and Cdn$0.10, respectively.


                   STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The by-laws of the TSE require each listed company incorporated in Canada to disclose on an annual basis its approach to corporate governance with reference to the TSE guidelines. The Company's Board and executive management consider good corporate governance to be central to the effective and efficient operation of the Company, and the well-being of the Company and its shareholders. The Board has approved the corporate governance statement described below.

MANDATE OF BOARD

The Board is required to supervise the management of the business and affairs of the Company. It establishes overall policies and standards for the Company. The Board expects management to conduct the business of the Company in accordance with the Company's ongoing strategic plan as adopted by the Board. The Board regularly reviews management's progress in meeting these expectations. The directors are kept informed of the Company's operations at meetings of the Board and its Committees and through reports and analyses and discussions with management. The Board normally meets once every two months in person or by telephone conference, with additional meetings being held as needed. In 2001, there were a total of seven meetings of which four were held in person and three by telephone conference. All incumbent directors attended at least 85% of the aggregate number of meetings of the Board, while serving on the Board and on the Committees of the Board on which they served.

The following is a summary of how the Board handles matters pertaining to strategic planning, risk management, communication and control systems, and management and succession:

1. Each year the Board reviews and approves planning assumptions and detailed monthly budgets for the following year and annual projections for the following five years. The Board monitors performance against budget through reporting by management in the form of monthly reports and Board's papers.

2. The Board seeks to identify principal risks of the Company's business which are wide-ranging because of the nature of the Company's business, including risks associated with operating in developing countries, maintaining control of the Company's assets and funds, political risks, exchange controls, environmental and safety risks, government regulation problems, title uncertainties, civil unrest, the availability of skilled management and labour, to name only a few.

3. The Board annually considers the overall performance of management to identify areas where additional skills may be required and to consider the measures required to ensure sufficient management depth for the management of the Company in the event of the loss of any of the Company's executive management team.

4. The President and the Chief Financial Officer provide shareholder communication on behalf of the Company.

5. The Board has the responsibility to periodically review the environmental and safety policies adopted by the Company and its affiliates. In May 2000, the Environmental Committee of the Company was abolished and all environmental matters have since been handled by the Board. In November 2000, the Board adopted an amended Policy on Safety, Community Relations and Environment.

DECISIONS REQUIRING BOARD APPROVAL

The Board considers that certain decisions are sufficiently important that management should seek prior approval of the Board. The Board has adopted Policies on Corporate Control with respect to annual budgets, financial and budget reporting, activities reporting, acquisitions and dispositions of assets, joint ventures, spending authorities, contracts and investment banking services. Therefore, in addition to those matters that must by law be approved by the Board, the Board approves, among other things, the terms of acquisitions and dispositions of the mineral properties of the Company and its subsidiaries as well as joint venture agreements on such properties. Operating and capital budgets also require the Board's approval. The Board receives monthly reports on operational, financial and business development matters and full Board meetings are held approximately every two months to review and approve the corporate activities. Finally, because of its relatively small size, the Board is very flexible and management has been able to liaise regularly with the Board to seek approval for activities which management felt advisable including any activities outside the normal course of business of the Company.

COMPOSITION OF THE BOARD AND INDEPENDENCE FROM MANAGEMENT

The Board is currently composed of six directors, all of whom are being nominated for election as directors at the Meeting. Except for Mr. Peter Bradford, President and Chief Executive Officer of the Company, the members of the Board are unrelated or outside members with no other affiliation with the Company. Mr. David Fagin was Chairman and Chief Executive Officer from May 15, 1992 to May 1, 1996, and non-executive Chairman until December 31, 1997. Mr. James Askew was the President and Chief Executive Officer from March 8 to October 1, 1999.

The non-management members have a variety of experience and skills, including the areas of accounting, banking, investment banking, mining, metallurgy, and law. No formal program has been adopted to date to assess Board members individually or the effectiveness of the Board as a whole or of its Committees. The education of new members is managed informally through furnishing records and reports and through meeting with executives as desired.

The Board periodically reviews the adequacy and form of compensation of directors in relation to the responsibilities and risks involved in being an effective director. The form and amount of compensation to be paid to the non-employee directors was revised in 1999. See "Compensation of Directors" above. In addition to the cash compensation, the directors receive options under the Plan and have also received options on shares of Guyanor, the Company's publicly traded subsidiary. The Board believes the emphasis on compensation through options is particularly appropriate in a resource business where increasing shareholder value is perhaps the only relevant measure of progress.

BOARD COMMITTEES

Audit Committee

The integrity of the Company's internal controls and management information systems is monitored through the Audit Committee and through expenditure control policies established by the Board. The Audit Committee is currently comprised of Messrs. David Fagin (Chairman), Ian MacGregor, Ernest Mercier and Robert Stone. The primary duties and responsibilities of the Audit Committee are to review the financial reporting process, the system of internal control, the audit process, the Corporate Control Policy and the Company's process for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee maintains effective working relationships with the Board, management and the external auditors. To effectively perform his role, each committee member must obtain and maintain an understanding of the detailed responsibilities of committee membership as well as the Company's business, operations, and risks. The Audit Committee also recommends to the Board the auditors to be appointed and approves their compensation. In addition, the Audit Committee recommends to the Board for approval the annual and quarterly financial statements, the annual and quarterly reports and certain other documents required by regulatory authorities. In connection with risk assessment, the Audit Committee reviews among other things the nature and adequacy of insurance coverage. The Audit Committee met three times in person and four times by telephone conference during 2001.

Compensation and Corporate Governance Committee

The Compensation Committee of the Board abolished on December 7, 1998 was reinstated in June 1999 as the Compensation and Corporate Governance Committee (the "Compensation Committee"). The Compensation Committee is composed of four non-employee directors, Messrs. Ernest Mercier (Chairman), David Fagin, Ian MacGregor and Robert Stone. The Compensation Committee, subject to Board approval, supervises the selection, evaluation and determination of compensation of top executives, sets corporate-wide policy with respect to compensation and benefits, and administers the Company's 1997 Stock Option Plan and the Employee's Stock Bonus Plan. The Compensation Committee also established descriptions, definitions and limits to management's authorities and approval of objectives and goals for top management in general terms. The Compensation Committee met three times in 2001 to discuss compensation matters. In addition, several compensation matters were approved by way of consent resolutions.

The responsibilities for corporate governance matters were transferred from the Audit Committee to the Compensation Committee in June 1999. The Compensation Committee has the general responsibility to authorize and monitor corporate conduct, compliance and disclosure policies. The Compensation Committee is also responsible for recommending nominees to the Board for eventual proposal as candidates for election as directors at the annual meeting of shareholders. The Compensation Committee also advises the Board on matters concerning the size and composition of the Board, the responsibilities of the Board Committees and the selection of the Chairman.

Applications and communications relating to candidates for director may be sent to the Secretary of the Company at the head office in Denver.

SHAREHOLDER COMMUNICATIONS

The Company believes that it is important to maintain good shareholder relations. The President and the Chief Financial Officer are responsible for shareholder communications and investor relations. In 2000, the Company set up a web site to facilitate shareholder communications. The Company attempts to deal with the few concerns or complaints expressed to it by shareholders in an effective and timely manner.


                               EXECUTIVE OFFICERS

As of April 1, 2002, the executive officers of the Company, their ages and their business experience and principal occupation during the past five years were as follows:

NAME                             AGE    OFFICE AND EXPERIENCE                                           OFFICER SINCE
----                             ---    ---------------------                                           -------------

PETER J. BRADFORD                 43    President and Chief Executive Officer of the Company since           1999
                                        November 1999 and a member of the Board of Directors of the
                                        Company since August 2000. Mr. Bradford has also been a
                                        director of Anvil Mining N.L. since 1998; prior thereto,
                                        Managing Director of Anvil Mining from May 1998 to October
                                        1999; Managing Director of Strategic Planning & New
                                        Business of Ashanti Goldfields Company Ltd. from October
                                        1996 to April 1998; General Manager West Africa of Golden
                                        Shamrock Mines Ltd. from 1991 to 1996.

RICHARD Q. GRAY                   43    Vice President and Chief Operating Officer since June 2001,          2000
                                        Vice President, Ghana of the Company since January 2000 and
                                        Managing Director of Bogoso Gold Limited since November
                                        1999; from March 1998 to October 1999, General Manager of
                                        Bogoso Gold Mine; from April 1996 to February 1998,
                                        Operations Director of Gencor International Gold; prior
                                        thereto, held various positions from 1983 to 1996 for
                                        Gencor Ltd. including Manager of Mining at Oryx Gold Mine.

ALLAN J. MARTER                   54    Vice President and Chief Financial Officer of the Company            1999
                                        since November 1999; from 1996 to 1999, principal of Waiata
                                        Resources, Littleton (mining financial advisory services);
                                        from 1992 to 1996, Director of Endeavour Financial Inc.,
                                        Denver (mining financial advisory services).


                       COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth in summary form the compensation received during each of the Company's last three fiscal years by the Chief Executive Officer of the Company and by the five most highly compensated officers during the fiscal year ended December 31, 2001 (collectively, the "Named Executive Officers"). Messrs. Peloquin and Bertoni are no longer employed by the Company.

                           SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION            LONG-TERM COMPENSATION (1)
                                ------------------------------------ -------------------------------
                                                                                 AWARDS
                                                                     -------------------------------
                                                                         NUMBER OF
                                                                        SECURITIES       NUMBER OF
                                                                        UNDERLYING      SECURITIES
                                                           OTHER          OPTIONS       UNDERLYING
                                                           ANNUAL         GRANTED         OPTIONS
                                                           COMPEN-        BY THE        GRANTED BY       ALL OTHER
NAME AND                           SALARY       BONUS      SATION         COMPANY         GUYANOR       COMPENSATION
PRINCIPAL POSITION       YEAR     (US$) (2)   (US$) (3)     (US$)         (#) (5)           (#)             (US$)
---------------------- -------- ------------ ----------- ----------- ---------------- -------------- -----------------
Peter Bradford          2001    175,050           0         (4)          250,000         75,000         1,697 (8)
President and Chief     2000    175,000           0         (4)                0              0         1,717 (8)
Executive Officer       1999    119,167 (6)       0         (4)          600,000              0             0
---------------------- -------- ------------ ----------- ----------- ---------------- -------------- -----------------
Allan Marter            2001    133,450           0         (4)           75,000         50,000          4,823 (9)
Vice President and      2000    133,750           0         (4)           75,000              0          1,120 (9)
Chief Financial         1999     17,784           0         (4)          150,000              0              0
Officer
---------------------- -------- ------------ ----------- ----------- ---------------- -------------- -----------------
Louis Peloquin          2001    177,792 (13)      0 (13)    (4) (13)           0 (13)         0 (13)     1,532 (10, 13)
Vice-President,         2000    150,000      50,000         (4)           81,000              0          5,438 (10)
General Counsel         1999    151,669      25,000         (4)          144,000 (7)     10,000          5,704
and Secretary
---------------------- -------- ------------ ----------- ----------- ---------------- -------------- -----------------
Richard Gray            2001    150,000           0          (4)         200,000              0          1,650 (8)
Vice President and      2000    150,000       7,500          (4)         150,000              0          1,700 (8)
Chief Operating         1999     37,500           0          (4)               0              0            425
Officer
---------------------- -------- ------------ ----------- ----------- ---------------- -------------- -----------------
Carlos Bertoni          2001     85,325 (12)      0 (12)     (4, 12)           0 (12)         0 (12)         0 (12)
Vice President,         2000    120,000           0          (4)               0              0          3,600 (11)
Exploration             1999    125,000           0          (4)         140,000 (7)     10,000          4,625
---------------------- -------- ------------ ----------- ----------- ---------------- -------------- -----------------

(1) There were no long-term incentive plan pay-outs during the periods indicated.

(2)   The dollar value of base salary (cash and non-cash) earned.

(3)   The dollar value of bonuses (cash and non-cash) earned.

(4) Other annual compensation, including perquisites and other personal benefits, securities or property, did not exceed 10% of the total of the annual salary and bonus, if applicable.

(5) Upon exercise of the options granted prior to March 14, 1995, the holder will receive one-fifth of one Class B share of Guyanor for each one Common Share acquired.

(6) This amount includes the salary and other benefits paid to Mr. Bradford for his services in connection with the acquisition of Bogoso Gold Limited between May 1999 and October 1999.

(7)   Includes repriced options.

(8) This amount represents premiums paid for life insurance for the benefit of this executive.

(9) This amount includes $4,050 ($338 in 2000) for contribution to this executive's 401(k) Plan and $773 ($782 in 2000) for premiums paid for life insurance for the benefit of this executive.

(10) This amount includes $1,050 ($4,200 in 2000) for contribution to this executive's 401(k) Plan and $482 ($1,238 in 2000) for premiums paid for life insurance for the benefit of this executive.

(11) This amount represents the Company's contribution to this executive's 401(k) Plan.

(12)  After July 19, 2001 Mr. Bertoni was no longer employed with the Company.

(13)  After May 25, 2001 Mr. Peloquin was no longer employed with the Company.

EMPLOYMENT, CHANGE OF CONTROL AGREEMENTS AND OTHER AGREEMENTS

All the Named Executive Officers currently employed by the Company have agreements with the Company in respect of their employment with the Company. The base salary amounts payable under these employment agreements are reviewed annually by the Compensation Committee.

The employment agreement with Mr. Bradford is for an indefinite term and may be terminated by the Company without cause provided that the Company pays in cash to Mr. Bradford in a lump sum at the time of termination six months of salary and benefits plus one additional month of salary and benefits for each additional full month worked for the Company up to a maximum of 24 months of salary and benefits.

If Mr. Bradford' s employment is terminated as a result of a change in control of the Company, the Company shall pay in cash to Mr. Bradford in a lump sum at the time of termination a sum equal to 24 months of salary and benefits. A change in control includes: (i) the acquisition by any person of a sufficient number of the outstanding voting securities of the Company to materially affect the control of the Company; (ii) a majority of the Board of the Company shall be individuals who are not nominated by the Board of the Company; (iii) the Company is merged or consolidated with any person (and the Company is not the surviving corporation); (iv) all or substantially all of the assets of the Company are acquired by another person; or (v) Mr. Bradford's office, station or duties are materially reduced or adversely changed as a result of the occurrence of one of the events mentioned above in this paragraph in (i), (ii), (iii) and (iv).

In the case of Mr. Marter, his employment can be terminated by the Company upon a three-month written notice or, at the Company's option, by paying in cash to Mr. Marter a lump sum equivalent to three months of salary. The employment of Mr. Marter can also be terminated as a result of a change in control (as defined above) by paying him a lump sum equal to three months of salary plus one additional month of salary for each additional full year worked for the Company up to a maximum of 12 months.

Mr. Gray is employed by the Company's subsidiary, Bogoso Gold Limited ("BGL"). Mr. Gray's employment can be terminated by the Company upon a three-month written notice or, at the Company's option, by paying in cash to Mr. Gray a lump sum equivalent to three months of salary. The employment of Mr. Gray can also be terminated as a result of a change in control (as defined above) by paying him a lump sum equal to three months of salary plus one additional month of salary for each additional full year worked for the Company up to a maximum of 12 months.

Effective July 19, 2001, Mr. Bertoni terminated his employment relationship with the Company to take up a new position with another public company, although he continued as a consultant and non-executive director of Guyanor Ressources S.A.

In March 2001 in response to the continuing weak gold prices and the need to reduce costs and conserve cash, the Company and Mr. Peloquin reached a separation agreement pursuant to which the Company agreed, amongst other things, to pay Mr. Peloquin the equivalent of six months of salary and other benefits.

STOCK OPTION PLAN

The Company's 1997 Stock Option Plan, as amended, (referred to herein as the "Plan") provides to certain key employees, consultants and directors of the Company and its subsidiaries an incentive to maintain and to enhance the long-term performance of the Company through the acquisition of Common Shares pursuant to the exercise of stock options. The Plan consists of two components:
(i) a discretionary component, under which options may be granted to employees, consultants and directors (including non-employee directors), and (ii) a non-discretionary component, under which options are automatically granted, upon appointment or election and on an annual basis, to non-employee directors.

The Plan is currently administered by the Compensation Committee. The Compensation Committee has the authority, subject to the terms of the Plan, to determine when and to whom to make grants under the Plan, the number of shares to be covered by the grants, the terms of options granted and the exercise price of options, and to prescribe, amend and rescind rules and regulations relating to the Plan. Subject to certain other limitations, the maximum number of Common Shares that can be issued under the Plan is 5,600,000. As at April 1, 2002 out of the total of 5,600,000 Common Shares reserved for issuance under the Plan only 400,000 Common Shares remain available for grant. The Board believes additional shares will be needed under the Plan to provide appropriate incentives to key employees and others. Accordingly, on April 13, 2002 the Board approved an amendment to the Plan, subject to shareholder approval, to reserve an additional 3,400,000 shares for the Plan, thereby increasing the total number of shares reserved for issuance under the Plan from 5,600,000 to 9,000,000 shares. Other provisions of the Plan remain unchanged. Certain provisions of the Plan are described below.

Under the terms of the non-discretionary component of the Plan, each person who is first elected, appointed or otherwise first becomes a non-employee director will generally be automatically granted an option to purchase 40,000 Common Shares as of the date on which such person first becomes a non-employee director. At the first meeting of the Board following the completion of each financial year, a non-employee director will generally be automatically granted then an additional option to purchase 10,000 Common Shares. With respect to any non-discretionary option, each option is exercisable for a period of ten years from the date of the grant. Each initial option and annual option vests and becomes fully exercisable on the date of grant and the exercise price of such options may not be less than the fair market value of the Common Shares on the date of the grant. Also see "Election of Directors - Compensation of Directors - Stock Options".

Options granted under the discretionary component of the Plan are exercisable over a period determined by the Board, but not to exceed ten years from the date of grant, and the exercise price of an option may not be less than the fair market value of the Common Shares on the date of grant. In addition, such options may be subject to vesting conditions established by the Board and provided in the option agreement evidencing the grant of such option.

Provision is made in the Plan for interest-free non-recourse loans to employee participants. The loans are secured by a pledge to the Company of the Common Shares acquired through the exercise of an option and are repayable prior to the earliest of the date which is five years from the date of the loan, ten years from the date of grant of the particular option and 30 days after the optionee ceases to be employed by the Company for any reason other than death.

STOCK OPTION GRANTS

The following table sets forth the options granted to the Named Executive Officers during the last fiscal year.


                        OPTION GRANTS IN LAST FISCAL YEAR
                       (ALL $ AMOUNTS IN CANADIAN DOLLARS)

                                                                                               POTENTIAL
                                                                                               REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                                                            ANNUAL RATES OF
                                                                                              STOCK PRICE
                                    INDIVIDUAL GRANTS                                       APPRECIATION FOR
                                                                                              OPTION TERM
------------------------------------------------------------------------------------------ -------------------
                                         NUMBER OF    % OF TOTAL
                                        SECURITIES     OPTIONS
                                        UNDERLYING    GRANTED TO   EXERCISE
                                          OPTIONS     EMPLOYEES    OR BASE
                                          GRANTED     IN FISCAL     PRICE      EXPIRATION
NAME                       GRANTED BY       (#)        YEAR (4)     ($/SH)        DATE      5% ($)    10% ($)
------------------------- ------------ ------------ ------------- ----------- ------------ -------- ----------
                                                                                       >
Peter Bradford              Company      250,000       26.7%         1.02      06/27/11    160,000   407,500
                          ------------ ------------ ------------- ----------- ------------ -------- ----------
                            Guyanor      75,000        20.8%         0.25      06/27/11       0         0
------------------------- ------------ ------------ ------------- ----------- ------------ -------- ----------
Allan Marter                Company      75,000         8.0%         1.02      06/27/11      48,000  122,250
                          ------------ ------------ ------------- ----------- ------------ -------- ----------
                            Guyanor      50,000        13.9%         0.25      06/27/11       0         0
------------------------- ------------ ------------ ------------- ----------- ------------ -------- ----------
Richard Gray                Company      200,000       21.4%         1.02      06/27/11     128,000  326,000
------------------------- ------------ ------------ ------------- ----------- ------------ -------- ----------
Carlos Bertoni              Guyanor      20,000         5.6%         0.25      06/27/11       0         0
------------------------- ------------ ------------ ------------- ----------- ------------ -------- ----------

STOCK OPTION EXERCISES AND YEAR-END OPTION VALUES

The following table sets forth information concerning the fiscal year-end value of unexercised options held by the Named Executive Officers. There were no exercises of stock options to purchase Common Shares or Class B shares of Guyanor during the fiscal year ended December 31, 2001 by the Named Executive Officers.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                    COMMON                                                  VALUE OF UNEXERCISED
                                    SHARES                    NUMBER OF SECURITIES        IN-THE-MONEY OPTIONS AT
                                   ACQUIRED    REALIZED      UNDERLYING UNEXERCISED           FISCAL YEAR END
                                      ON        VALUE      OPTIONS AT FISCAL YEAR END            (CDN$) (2)
                                   EXERCISE    REALIZED   ============================= =============================
NAME                  GRANTED BY      (#)        (CDN$)     EXERCISABLE   UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-------------------- ------------ ----------- ----------- --------------- ------------- -------------- --------------
Peter Bradford         Company        0          N/A         683,333           166,667             0              0
                     ------------ ----------- ----------- --------------- ------------- -------------- --------------
                       Guyanor        0          N/A          25,000            50,000             0              0
-------------------- ------------ ----------- ----------- --------------- ------------- -------------- --------------
Allan Marter           Company        0          N/A         225,000            75,000             0              0
                     ------------ ----------- ----------- --------------- ------------- -------------- --------------
                       Guyanor        0          N/A          16,667            33,333             0              0
-------------------- ------------ ----------- ----------- --------------- ------------- -------------- --------------
Richard Gray           Company        0          N/A         166,667           183,333             0              0
-------------------- ------------ ----------- ----------- --------------- ------------- -------------- --------------
Louis Peloquin (3)     Company        0          N/A         225,000 (1)             0             0              0
                     ------------ ----------- ----------- --------------- ------------- -------------- --------------
                       Guyanor        0          N/A         120,000                 0             0              0
-------------------- ------------ ----------- ----------- --------------- ------------- -------------- --------------
Carlos Bertoni (4)     Company        0          N/A         140,000 (1)             0             0              0
                     ------------ ----------- ----------- --------------- ------------- -------------- --------------
                       Guyanor        0          N/A         448,000                 0             0              0
-------------------- ------------ ----------- ----------- --------------- ------------- -------------- --------------

(1) Upon exercise of options granted prior to March 14, 1995, the holder will, in addition, be entitled to receive one-fifth of one Class B share of Guyanor for each Common Share acquired.

(2) For all unexercised options held as of December 31, 2001, the aggregate dollar value of the excess of the market value of the shares underlying those options over the exercise price of those unexercised options. On December 31, 2001, the closing price of the Common Shares was Cdn$0.90 on the TSE and the closing price of the Guyanor Class B shares was Cdn$0.10 on the TSE. On April 1, 2002, the closing price of the Common Shares was Cdn$2.56 on the TSE and the closing sale price of the Guyanor Class B shares was Cdn$0.25 on the TSE.

(3)  After May 25, 2001 Mr. Peloquin was no longer employed with the Company.

(4)  After July 19, 2001 Mr. Bertoni was no longer employed with the Company.


STOCK BONUS PLAN

In December 1992, the Company established an Employees' Stock Bonus Plan (the "Bonus Plan") for any full-time or part-time employee (whether or not a director) of the Company or any of its subsidiaries who has rendered meritorious services that contributed to the success of the Company or any of its subsidiaries. In 2000, an amendment was approved by the Shareholders to increase the maximum number of Common Shares issuable under the Bonus Plan to 900,000 Common Shares. The Bonus Plan is currently administered by the Board and provides that the Board may grant bonus Common Shares on terms that the Board may determine, within the limitations of the Bonus Plan and subject to the rules of applicable regulatory authorities. The maximum number of Common Shares issuable under the Bonus Plan is currently limited to 900,000 Common Shares. In addition, in any calendar year such reservation is limited to 1% of the total number of Common Shares which were issued and outstanding at the end of the preceding fiscal year (with no more than 0.5% being issuable to insiders of the Company).

A total of 201,007 Common Shares have been issued under the Bonus Plan to date. No Common Shares were issued in 2001.

REPORT ON REPRICING OF OPTIONS

On January 15, 1999, the Board approved a resolution amending certain outstanding stock options held by non-employee directors, executive officers and employees. The amendments to the options provided for (i) a reduction of the exercise price of each repriced option from its original price to Cdn$1.80 (the closing price of the Common Shares on the TSE on January 14, 1999) and (ii) a 20% reduction of the number of shares that can be purchased under each repriced option. The other terms of the repriced options were not changed. On March 10, 1999, the TSE consented to the amendments of all such options granted to non-employee directors and to executive officers, subject to receiving the approval of disinterested shareholders at the Meeting. The resolution was approved by a majority of the votes cast by the disinterested holders of Common Shares at the June 15, 1999 Annual General Meeting of the shareholders of the Company.

The following table sets forth any repricing of options held by any executive officer during the last ten completed fiscal years, excluding any options which have expired.

                           TEN-YEAR OPTION REPRICINGS

                                   NUMBER OF     MARKET PRICE                                               LENGTH OF
                                   SECURITIES     OF STOCK AT      EXERCISE                 NEW NUMBER   ORIGINAL OPTION
                                   UNDERLYING       TIME OF     PRICE AT TIME     NEW           OF        TERM REMAINING
                                    OPTIONS      REPRICING OR    OF REPRICING   EXERCISE    SECURITIES      AT DATE OF
                                  REPRICED OR      AMENDMENT     OR AMENDMENT    PRICE      UNDERLYING     REPRICING OR
NAME                     DATE     AMENDED (#)       (CDN$)          (CDN$)       (CDN$)    OPTIONS (#)      AMENDMENT
--------------------- ---------- --------------- -------------- --------------- ---------- ------------- -----------------
Louis Peloquin (1)     1/15/99           50,000           1.80           13.05       1.80        40,000  4 yrs 5 mths
                                         25,000           1.80           16.20       1.80        20,000  5 yrs 8 mths
                                         40,000           1.80            7.63       1.80        32,000  6 yrs 11 mths
                                         25,000           1.80           18.45       1.80        20,000  7 yrs 11 mths
                                         40,000           1.80            3.40       1.80        32,000  8 yrs 11 mths
--------------------- ---------- --------------- -------------- --------------- ---------- ------------- -----------------
Carlos Bertoni (2)     1/15/99           25,000           1.80            5.50       1.80        20,000  3 yrs 11 mths
                                         25,000           1.80           12.15       1.80        20,000  4 yrs 9 mths
                                         25,000           1.80           16.20       1.80        20,000  5 yrs 8 mths
                                         40,000           1.80            7.63       1.80        32,000  6 yrs 11 mths
                                         25,000           1.80           18.45       1.80        20,000  7 yrs 11 mths
                                         35,000           1.80            3.40       1.80        28,000  8 yrs 11 mths
--------------------- ---------- --------------- -------------- --------------- ---------- ------------- -----------------

(1)  After May 25, 2001 Mr. Peloquin was no longer employed with the Company.

(2)  After July 19, 2001 Mr. Bertoni was no longer employed with the Company.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Company was first established in 1992. In December 1998, given the fact that the Board was comprised exclusively of non-employee directors, the Board decided to abolish the Compensation Committee. The committee was reinstated in June 1999 and is comprised of four non-employee directors. Its members are Messrs. Ernest Mercier (Chairman), Robert Stone, David Fagin, and Ian MacGregor.

The responsibility of the Compensation Committee includes approving compensation arrangements for all executive officers of the Company and its controlled subsidiaries (subject to the approval of the board of directors of the subsidiaries, if required). Cash and benefits compensation is provided for in agreements that have been negotiated and entered into with the President and Chief Executive Officer and the Vice-Presidents of the Company. At the time such agreements were entered into, the Compensation Committee considered the compensation levels for such positions to be comparable to those of other public gold exploration companies. Subsequent adjustments have reflected, among other things, merit, cost of living and special living conditions and the Company's cost-reduction effort. Executive salaries are reviewed on a yearly basis and are set for individual executive officers based on the level of responsibility, scope and complexity of the executive's position and a subjective evaluation of each individual's role and performance in advancing the successful development of the Company, the officer's performance in general, the Company's performance and a comparison of salary ranges for executives of other similar companies in the mining industry. In February 2000, the Board, upon recommendation of the Compensation Committee, adopted a remuneration matrix for 2000, based essentially on these criteria. The matrix was adopted in January 2001 for 2001 without change.

The Compensation Committee considers an essential element of its compensation arrangements for executive officers to consist of options to purchase Common Shares and stock bonuses in order to provide appropriate incentive for individual and group effort. In determining the amount of stock options and stock bonuses to be granted, the Compensation Committee considers, among other things, the officer's position, salary, and performance both overall and against specific objectives, which relates to the officer's accomplishments and the Company's performance. In addition, stock options can be granted to new executive officers as an incentive to join the Company. In February 2000, the Board, upon recommendation of the Compensation Committee, adopted a new guide for determining option awards based on multiples that are function of the Company's and the executive's performance. The Company granted stock options to three executive officers in 2001 based on this new guide.

                           THE COMPENSATION COMMITTEE
                           Ernest Mercier, Chairman
                           David Fagin
                           Ian MacGregor
                           Robert Stone.


                             AUDIT COMMITTEE REPORT

The Committee has reviewed and discussed with management of the Company the audited financial statements of the Company for the fiscal year ended December 31, 2001 (the "Audited Financial Statements").

The Committee has discussed with PricewaterhouseCoopers LLP, independent accountants for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61.

The Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1, and has discussed with PricewaterhouseCoopers LLP its independence and has considered the compatibility of the non-audit services which it provides with maintenance of that independence.

Based on the reviews and discussions described above, the Committee recommended to the Board that the Audited Financial Statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                           THE AUDIT COMMITTEE
                           David Fagin, Chairman
                           Ian MacGregor
                           Ernest Mercier
                           Robert Stone


                         PRINCIPAL ACCOUNTING FIRM FEES

The Company incurred the following fees for services performed by its principal accounting firm, PricewaterhouseCoopers LLP, during fiscal 2001:

AUDIT FEES

Fees for the fiscal year 2001 audit and reviews of quarterly financial statements: $101,500, of which $44,000 has been billed to December 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2001.

ALL OTHER FEES

Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for fiscal year 2001 are $4,750 (includes fees for tax consulting and compliance).


                               LIABILITY INSURANCE

The Company has purchased insurance and has, in addition, agreed to indemnify directors and officers of the Company against all costs, charges and expenses reasonably incurred by them in respect of certain proceedings to which they may be made party by reason of their status as a director or officer of the Company. The indemnification is extended to directors and officers provided that they have acted honestly and in good faith with a view to the best interests of the Company and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, on the condition that the director or officer had reasonable grounds for believing his conduct was lawful. The amount of the premium paid in respect of directors and officers as a group was $70,000; the policy coverage is $5,000,000 per claim and in aggregate in any policy year. Expenses for the Company per claim not covered by the policy range between nil and $250,000.

                     INDEBTEDNESS OF DIRECTORS AND OFFICERS

No directors, nominees for election as directors, executive officers or members of their immediate family were indebted, directly or indirectly, at any time since the beginning of the Company's last fiscal year in an amount in excess of Cdn$25,000.


                                PERFORMANCE GRAPH

The following graph shows the cumulative total shareholder return on the Common Shares for the fiscal years ended December 31, 1997 through 2001, together with the total shareholder return of the TSE 300 Composite Index and the TSE Gold and Precious Metals Index. The graph assumes an initial investment of CDN$100 at December 31, 1996 and is based on the trading prices of the Common Shares on the TSE for the dates indicated. Because the Company did not pay dividends on its Common Shares during the measurement period, the calculation of the cumulative total shareholder return on the Common Shares does not include dividends.

                              [PERFORMANCE GRAPH]


                                     12/31/96     12/31/97      12/31/98      12/31/99      12/29/00       12/31/01
---------------------------------- ------------- ------------ ------------- ------------- -------------- -------------
Golden Star Resources Ltd.
Dollar Value                           100            27.70         8.59          7.53          3.66           4.99
Annual Return                                        -72.3%       -91.4%        -92.5%        -96.3%         -95.0%
---------------------------------- ------------- ------------ ------------- ------------- -------------- -------------
TSE 300  Composite Index
Dollar Value                           100           113.03       109.43        141.97        150.73         129.72
Annual Return                                         13%           9.4%           42%           51%          29.7%
---------------------------------- ------------- ------------ ------------- ------------- -------------- -------------
TSE Gold and Precious Metals
Index                                  100            56.44        52.39         43.13         38.4           44.91
Dollar Value                                         -43.6%       -47.6%        -56.9%        -61.6%         -55.1%
Annual Return
---------------------------------- ------------- ------------ ------------- ------------- -------------- -------------


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATIONSHIPS

Certain directors and officers of the Company are and may continue to be involved in the mining and mineral exploration industry through their direct and indirect participation as director or otherwise in corporations, partnerships or joint ventures, which are potential competitors. Situations may arise in connection with potential acquisitions and investments where the other interests of these directors and officers may conflict with the interests of the Company. As required by law, each of the directors of the Company is required to disclose any potential conflict of interest and to act honestly, in good faith and in the best interests of the Company.

When the Company acquired its initial 70% interest in Bogoso Gold Limited ("BGL") in September 1999, Mr. Peter Bradford, President and Chief Executive Officer of the Company, was Managing Director of Anvil Mining NL ("Anvil"). Anvil acquired a 20% interest in BGL. In 2001, Anvil severed its business relationship with Golden Star by selling its 20% interest in BGL to Golden Star. Since joining the Company, Mr. Bradford has continued to serve as a director on the board of directors of Anvil.

Mr. MacGregor, counsel with Fasken Martineau DuMoulin LLP., a law firm based in Toronto, Canada which has provided certain legal services to the Company during 2001, serves as a director of the Company.

RELATED TRANSACTION

No insider of the Company, nor any associate or affiliate of an insider, has had any material interest in any transaction or proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries, nor has any director of the Company been involved, directly or indirectly, in any business or professional relationship with the Company in connection with the provision by the director or the Company of property, services or financing to the other since January 1, 2001 other than as set forth herein or as previously disclosed and for the following transactions:

1. On January 8, 2002, Mr. Peter Bradford, President, Chief Executive Officer and a director of the Company (as joint tenant with Mrs. Vicki Bradford), acquired 200,000 units of the Company at a price of $0.49 per unit for gross proceeds of $98,000. Each unit was comprised of one Common Share of the Company and one-half of one common share purchase warrant. Each whole warrant upon exercise entitles the holder to acquire one additional Common Share of the Company upon the payment of $0.70 per warrant share at any time until 5:00 p.m. on the 24th month anniversary of the closing date. This was part of a larger private placement of 11,516,000 units.

2. On January 8, 2002 Snyder Capital Management Inc. acquired 4,100,000 units of the Company at a price of $0.49 per unit for gross proceeds of $2,009,000. Each unit was comprised of one Common Share of the Company and one-half of one common share purchase warrant. Each whole warrant upon exercise entitles the holder to acquire one additional Common Share of the Company upon the payment of $0.70 per warrant share at any time until 5:00 p.m. on the 24th month anniversary of the closing date. This was part of a larger private placement of 11,516,000 units.


                             APPOINTMENT OF AUDITOR

The persons named in the enclosed proxy form intend to vote for the re-appointment of PricewaterhouseCoopers LLP, Chartered Accountants (a firm formed by the merger of PriceWaterhouse and Coopers & Lybrand) as auditor of the Company to hold office until the next annual general meeting of shareholders and to authorize the directors of the Company to fix the auditor's remuneration. PricewaterhouseCoopers LLP (then Coopers & Lybrand) was first appointed the auditor of the Company on May 16, 1992.


               ADVANCE SHAREHOLDER APPROVAL FOR PRIVATE PLACEMENTS

The Company from time to time investigates opportunities to raise financing on advantageous terms and may effectuate private placements of its common shares. The Company expects to undertake one or more financings over the next year and expects some of them to be structured as private placements.

Under the rules of the TSE the aggregate number of shares of a listed company which are issued or made subject to issuance (i.e. issuable under a share purchase warrant or option or other convertible security) by way of one or more private placement transactions during any particular six-month period must not exceed 25% of the number of shares outstanding (on a non-diluted basis) prior to giving effect to such transactions (the "TSE 25% Rule"), unless there has been shareholder approval of such transactions.

The application of the TSE 25% Rule may restrict the availability to the Company of funds which it may wish to raise in the future by private placement of its securities.

Management of the Company considers it to be in the best interests of the Company to raise funds by private placement to finance business opportunities, fund work programs on its mining properties and increase its working capital. The TSE has a working practice that it will accept advance approval by shareholders in anticipation of private placement transactions that may exceed the TSE 25% Rule, provided such private placement are completed within 12 months of the date such advance shareholder approval is given.

As at April 1, 2002, the Company had issued and outstanding 62,953,859 Common Shares. The Company proposes that the maximum number of Common Shares which either would be issued or made subject to issuance under one or more private placement transactions within the 12-month period following the date of the Meeting would not exceed 30,000,000 Common Shares in the aggregate, or 48% of the Company's issued and outstanding Common Shares as at April 1, 2002.

Any private placement transactions proceeded with by the Company under the advance approval being sought at the Meeting will be subject to the following additional restrictions:

(a)  each must be substantially with parties at arm's length to the Company;

(b)  each cannot materially affect control of the Company;

(c) each must be completed within a 12-month period following the date the shareholder approval is given; and

(d) each must comply with the TSE's pricing rules for private placements which currently require that the issue price per Common shares must not be lower than the closing market price of the Common Shares on the TSE on the trading day prior to the date the notice of private placement is given to the TSE (the "Market Price"), less the applicable discount, as follows:

             MARKET PRICE                 MAXIMUM DISCOUNT
             ---------------------------- ---------------------------
             $0.50 or less                25%
             ---------------------------- ---------------------------
             $0.51 to $2.00               20%
             ---------------------------- ---------------------------
             Above $2.00                  15%
             ---------------------------- ---------------------------

In addition, the terms of the Common Shares to be issued in any private placement transaction will be determined by the Board and no further authorization for any such issuance by a vote of the Company's shareholders will be solicited prior to such issuance. The TSE will, however, retain the discretion to decide whether or not a particular private placement is "substantially" at arm's length or will materially affect control in which case specific shareholder approval may be required.

In anticipation that the Company may wish to enter into one or more Private Placement Transactions in the next 12 months that will result in it issuing and/or making issuable such number of its Common Shares, taking into account any shares that may be issued upon exercise of any warrants, options or other rights granted in connection with Private Placement Transactions, that will exceed the TSE 25% Rule, at the Meeting, shareholders will be asked to consider and, if deemed advisable, approve, with or without amendment, an ordinary resolution in the following terms:

     "RESOLVED THAT THE ISSUANCE BY THE COMPANY IN ONE OR MORE PRIVATE PLACEMENT TRANSACTIONS DURING THE 12-MONTH PERIOD COMMENCING MAY 29, 2002 OF SUCH NUMBER OF SECURITIES THAT WOULD RESULT IN THE COMPANY ISSUING OR MAKING ISSUABLE 30,000,000 COMMON SHARES OF THE COMPANY, AS IS MORE PARTICULARLY DESCRIBED IN THE COMPANY'S MANAGEMENT INFORMATION CIRCULAR DATED APRIL 3, 2002, IS HEREBY APPROVED."

To become effective, the resolution must be approved by a majority of the votes cast in respect thereof.


                 APPROVAL OF AMENDMENTS TO THE COMPANY'S BY-LAWS

The Company wishes to make certain amendments to By-law No. 1 relating generally to the business and affairs of the Company (the "Amended By-law"). Adoption of these amendments is anticipated to provide greater flexibility to the Board in procedural matters. The substantive changes resulting from the Amended By-law are namely to provide that shareholder meetings may be held in such places outside of Canada as are provided in the Articles, and, further to recent amendments to the CBCA, remove the requirement that Board membership and committees be comprised of a majority of Canadian residents. The Amended By-law will provide flexibility to address future developments, which may be permitted by governing legislation, such as the use of new and emerging technologies.

Pursuant to the CBCA, the Board has the authority to adopt amendments to the Company's by-laws and is required to submit the Amended By-law to the Shareholders at their next meeting. The Shareholders may, by ordinary resolution, confirm, reject or amend the Amended By-law. The Amended By-law, if confirmed by the Shareholders, shall be effective from the date of the resolution of the Board approving such Amended By-law.

The Amended By-law is available for review at the offices of Field Atkinson Perraton LLP located at 1900, 350 - 7th Avenue S.W., Calgary, Alberta, and at the offices of the Company during normal business hours.

At the Meeting, Shareholders will be asked to consider, and if deemed appropriate, adopt an ordinary resolution confirming the Amended By-law. The Board and management are recommending that the Shareholders vote FOR the approval of the following resolution that requires an affirmative vote of a majority of the votes cast in order to be adopted. UNLESS CONTRARY INSTRUCTIONS ARE INDICATED ON THE PROXY FORM OR THE VOTING INSTRUCTION CARD, THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY OR VOTING INSTRUCTION CARD INTEND TO VOTE FOR THE APPROVAL OF THE FOLLOWING RESOLUTION.

     "RESOLVED THAT AMENDMENTS TO BY-LAW NO.1, APPROVED BY THE BOARD OF DIRECTORS OF THE COMPANY AT ITS MEETING HELD ON APRIL 3, 2002 REPLACING
     SECTIONS: 4.02 - QUALIFICATION; 4.07 - ACTION BY THE BOARD; 4.08 - DIRECTORS MEETINGS; 4.09 - MEETING BY TELEPHONE, ELECTRONIC OR OTHER COMMUNICATION; 4.18 - CONFLICT OF INTEREST; 5.01 - COMMITTEES OF DIRECTORS;
     7.02 - INDEMNITY; 8.03 - PLACE OF MEETINGS; 8.12 - PROXYHOLDERS AND REPRESENTATIVES; 8.16 - MANNER OF VOTING; 8.17 - BALLOTS; 8.19 - RESOLUTION; 11.01 - METHOD OF GIVING NOTICES, IN THEIR ENTIRETY WITH THE FOLLOWING IS HEREBY CONFIRMED:


     "4.02 QUALIFICATION

     THE FOLLOWING PERSONS ARE DISQUALIFIED FROM BEING A DIRECTOR OF THE
     CORPORATION:

     (a) ANYONE WHO IS LESS THAN 18 YEARS OF AGE;

     (b) ANYONE WHO HAS BEEN FOUND TO BE OF UNSOUND MIND BY A COURT IN CANADA OR ELSEWHERE;

     (c) A PERSON WHO IS NOT AN INDIVIDUAL; OR

     (d) A PERSON WHO HAS THE STATUS OF BANKRUPT.

     A DIRECTOR IS NOT REQUIRED TO HOLD SHARES ISSUED BY THE CORPORATION. NOT LESS THAN TWENTY-FIVE PERCENT OF THE DIRECTORS SHALL BE RESIDENT CANADIANS.

     4.07 ACTION BY THE BOARD

     SUBJECT TO THE ACT, THE BOARD SHALL MANAGE, OR SUPERVISE THE MANAGEMENT OF, THE BUSINESS AND AFFAIRS OF THE CORPORATION. THE POWERS OF THE BOARD MAY BE EXERCISED AT A MEETING (SUBJECT TO SECTIONS 4.08 AND 4.09) AT WHICH A QUORUM IS PRESENT OR BY RESOLUTION ASSENTED TO BY ALL THE DIRECTORS ENTITLED TO VOTE ON THAT RESOLUTION AT A MEETING OF THE BOARD. WHERE THERE IS A VACANCY IN THE BOARD, THE REMAINING DIRECTORS MAY EXERCISE ALL THE POWERS OF THE BOARD SO LONG AS A QUORUM REMAINS IN OFFICE. WHERE THE CORPORATION HAS ONLY ONE DIRECTOR, THAT DIRECTOR MAY CONSTITUTE A MEETING.

     4.08 DIRECTORS MEETINGS

     THE BOARD SHALL NOT TRANSACT BUSINESS AT A MEETING, OTHER THAN FILLING A VACANCY IN THE BOARD, UNLESS AT LEAST TWENTY-FIVE PERCENT OF THE DIRECTORS PRESENT ARE RESIDENT CANADIANS, EXCEPT WHERE

     (a) A RESIDENT CANADIAN DIRECTOR WHO IS UNABLE TO BE PRESENT APPROVES IN WRITING, BY TELEPHONE, ELECTRONIC, OR OTHER COMMUNICATION FACILITIES THE BUSINESS TRANSACTED AT THE MEETING; AND

     (b) THE RESIDENT CANADIAN DIRECTORS IN ATTENDANCE WOULD HAVE BEEN AT LEAST TWENTY-FIVE PERCENT HAD THAT ABSENT DIRECTOR BEEN PRESENT.

     4.09 MEETING BY TELEPHONE, ELECTRONIC OR OTHER COMMUNICATION

     IF ALL THE DIRECTORS OF THE CORPORATION CONSENT, A DIRECTOR MAY PARTICIPATE IN A MEETING OF THE BOARD OR OF A COMMITTEE OF THE BOARD BY MEANS OF SUCH TELEPHONE, ELECTRONIC OR OTHER COMMUNICATION FACILITIES AS PERMIT ALL PERSONS PARTICIPATING IN THE MEETING TO HEAR EACH OTHER, AND A DIRECTOR PARTICIPATING IN THE MEETING BY SUCH MEANS IS DEEMED TO BE PRESENT AT THE MEETING. ANY SUCH CONSENT SHALL BE EFFECTIVE WHETHER GIVEN BEFORE OR AFTER THE MEETING TO WHICH IT RELATES AND MAY BE GIVEN WITH RESPECT TO ALL MEETINGS OF THE BOARD AND OF COMMITTEES OF THE BOARD.

     4.18 CONFLICT OF INTEREST

     A DIRECTOR OR OFFICER WHO:

     (a) IS A PARTY TO A MATERIAL CONTRACT OR MATERIAL TRANSACTION OR PROPOSED MATERIAL CONTRACT OR TRANSACTION WITH THE CORPORATION; OR

     (b) IS A DIRECTOR OR AN OFFICER OF OR HAS A MATERIAL INTEREST IN ANY PERSON WHO IS A PARTY TO A MATERIAL CONTRACT OR MATERIAL TRANSACTION OR PROPOSED MATERIAL CONTRACT OR MATERIAL TRANSACTION WITH THE CORPORATION,

     MUST DISCLOSE THE NATURE AND EXTENT OF SUCH INTEREST AT THE TIME AND IN THE MANNER PROVIDED BY THE ACT. ANY SUCH CONTRACT OR TRANSACTION OR PROPOSED CONTRACT OR TRANSACTION MAY BE REFERRED TO THE BOARD OR SHAREHOLDER FOR APPROVAL EVEN IF SUCH CONTRACT IS ONE THAT IN THE ORDINARY COURSE OF THE CORPORATION'S BUSINESS WOULD NOT REQUIRE APPROVAL BY THE BOARD OR SHAREHOLDER. SUCH A DIRECTOR WILL NOT VOTE ON ANY RESOLUTION TO APPROVE THE SAME EXCEPT AS PROVIDED BY THE ACT.

     5.01 COMMITTEES OF DIRECTORS

     THE BOARD MAY APPOINT COMMITTEES OF DIRECTORS, HOWEVER DESIGNATED, AND DELEGATE TO SUCH COMMITTEE ANY OF THE POWERS OF THE BOARD EXCEPT THOSE WHICH PERTAIN TO ITEMS WHICH, UNDER THE ACT, A COMMITTEE OF DIRECTORS HAS NO AUTHORITY TO EXERCISE.

     7.02 INDEMNITY

     SUBJECT TO THE ACT, THE CORPORATION SHALL INDEMNIFY A DIRECTOR OR OFFICER, A FORMER DIRECTOR OR OFFICER AND A PERSON WHO ACTS OR ACTED AT THE CORPORATION'S REQUEST AS A DIRECTOR OR OFFICER OF A BODY CORPORATE OF WHICH THE CORPORATION IS OR WAS A SHAREHOLDER OR CREDITOR (THE "INDEMNIFIED PARTY(IES) OR IN A SIMILAR CAPACITY") AND THE HEIRS AND LEGAL REPRESENTATIVES OF EACH OF THEM, AGAINST ALL COSTS, CHARGES AND EXPENSES, WHICH INCLUDES, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE FEES, CHARGES AND DISBURSEMENTS OF LEGAL COUNSEL ON AN AS-BETWEEN-A-SOLICITOR-AND-THE-SOLICITOR'S-OWN-CLIENT BASIS AND AN AMOUNT PAID TO SETTLE AN ACTION OR SATISFY A JUDGMENT, REASONABLY INCURRED BY AN INDEMNIFIED PARTY, OR THE HEIRS OR LEGAL

     REPRESENTATIVES OF AN INDEMNIFIED PARTY, OR BOTH, IN RESPECT OF ANY CIVIL, CRIMINAL, ADMINISTRATIVE, INVESTIGATIVE OR OTHER PROCEEDING TO WHICH ANY OF THEM IS MADE A PARTY BY REASON OF AN INDEMNIFIED PARTY BEING OR HAVING BEEN A DIRECTOR OR OFFICER OR A DIRECTOR OR OFFICER OF THAT BODY CORPORATE, IF:

     (a) THE INDEMNIFIED PARTY ACTED HONESTLY AND IN GOOD FAITH WITH A VIEW TO THE BEST INTERESTS OF THE CORPORATION OR BODY CORPORATE AS THE CASE MAY BE; AND

     (b) IN THE CASE OF A CRIMINAL OR ADMINISTRATIVE ACTION OR PROCEEDING THAT IS ENFORCED BY A MONETARY PENALTY, THE INDEMNIFIED PARTY HAD REASONABLE GROUNDS FOR BELIEVING THAT THE INDEMNIFIED PARTY'S CONDUCT WAS LAWFUL.

     THE CORPORATION SHALL INDEMNIFY AN INDEMNIFIED PARTY AND THE HEIRS AND LEGAL REPRESENTATIVES OF AN INDEMNIFIED PARTY IN ANY OTHER CIRCUMSTANCES THAT THE ACT PERMITS OR REQUIRES. NOTHING IN THIS BY-LAW LIMITS THE RIGHT OF A PERSON ENTITLED TO INDEMNITY TO CLAIM INDEMNITY APART FROM THE PROVISIONS OF THIS BY-LAW.

     8.03 PLACE OF MEETINGS

     MEETINGS OF SHAREHOLDERS MAY BE HELD AT SUCH PLACES WITHIN CANADA AS THE BOARD DETERMINES. A MEETING OF SHAREHOLDERS MAY BE HELD OUTSIDE CANADA AT THE PLACES SPECIFIED IN THE ARTICLES OR AT SUCH OTHER PLACE AS ALL THE SHAREHOLDERS ENTITLED TO VOTE AT THAT MEETING AGREE TO. A SHAREHOLDER WHO ATTENDS A MEETING OF SHAREHOLDERS HELD OUTSIDE CANADA IS DEEMED TO HAVE AGREED TO HOLDING THE MEETING OUTSIDE CANADA, EXCEPT WHEN THE SHAREHOLDER ATTENDS THE MEETING FOR THE EXPRESS PURPOSE OF OBJECTING TO THE TRANSACTION OF ANY BUSINESS ON THE GROUNDS THAT THE MEETING IS NOT LAWFULLY HELD. A MEETING HELD BY TELEPHONE OR OTHER ELECTRONIC COMMUNICATION FACILITY SHALL BE DEEMED TO HAVE BEEN AT AN APPROVED TIME AND PLACE IF AT LEAST ONE SHAREHOLDER SATISFIES THE REQUIREMENTS OF THIS SUBSECTION.

     8.12 PROXYHOLDERS AND REPRESENTATIVES

     EVERY SHAREHOLDER ENTITLED TO VOTE AT A MEETING OF SHAREHOLDERS MAY APPOINT A PROXYHOLDER, OR ONE OR MORE ALTERNATE PROXYHOLDERS, TO ATTEND AND ACT AS HIS REPRESENTATIVE AT THE MEETING IN THE MANNER AND TO THE EXTENT AUTHORIZED AND WITH THE AUTHORITY CONFERRED BY THE PROXY. A PROXY SHALL BE EXECUTED BY THE SHAREHOLDER OR HIS ATTORNEY AND SHALL CONFORM WITH THE REQUIREMENTS OF THE ACT. ALTERNATIVELY, EVERY SUCH SHAREHOLDER WHICH IS A BODY CORPORATE OR ASSOCIATION MAY AUTHORIZE BY RESOLUTION OF ITS DIRECTORS OR GOVERNING BODY AN INDIVIDUAL TO REPRESENT IT AT A MEETING OF SHAREHOLDERS AND SUCH INDIVIDUAL MAY EXERCISE ON THE SHAREHOLDER'S BEHALF ALL THE POWERS IT COULD EXERCISE IF IT WERE AN INDIVIDUAL SHAREHOLDER. THE AUTHORITY OF SUCH AN INDIVIDUAL SHALL BE ESTABLISHED BY DELIVERING OR TRANSMITTING TO THE CORPORATION A CERTIFIED COPY OF SUCH RESOLUTION, OR IN SUCH MANNER AS MAY BE SATISFACTORY TO THE SECRETARY OF THE CORPORATION OR THE CHAIRMAN OF THE MEETING. ANY SUCH PROXYHOLDER OR REPRESENTATIVE NEED NOT BE A SHAREHOLDER.

     8.16 MANNER OF VOTING

     SUBJECT TO THE ACT, ANY VOTING AT A MEETING OF SHAREHOLDERS SHALL BE BY A SHOW OF HANDS OF THOSE PRESENT IN PERSON OR REPRESENTED BY PROXY OR BY A VERBAL POLL OF THOSE PRESENT BY TELEPHONE, ELECTRONIC OR OTHER COMMUNICATION FACILITIES. EVERY PERSON WHO IS PRESENT AND ENTITLED TO VOTE SHALL HAVE ONE VOTE, SUBJECT TO ANY PROVISION OF THE ACT RESTRICTING THE ABILITY OF A PROXYHOLDER OR ALTERNATE PROXYHOLDER TO VOTE BY

     WAY OF A SHOW OF HANDS WHERE SUCH PERSON HAS CONFLICTING INSTRUCTIONS FOR MORE THAN ONE SHAREHOLDER. WHEN A VOTE BY A SHOW OF HANDS HAS BEEN TAKEN UPON A QUESTION, A DECLARATION BY THE CHAIRPERSON OF THE MEETING THAT THE VOTE HAS BEEN CARRIED, CARRIED BY A PARTICULAR MAJORITY OR NOT CARRIED, AN ENTRY TO THAT EFFECT IN THE MINUTES OF THE MEETING IS CONCLUSIVE EVIDENCE OF THE FACT WITHOUT PROOF OF THE NUMBER OF VOTES RECORDED IN FAVOUR OF OR AGAINST ANY RESOLUTION OR OTHER PROCEEDING IN RESPECT OF THE QUESTION.

     8.17 BALLOTS

     IF A BALLOT IS REQUIRED BY THE CHAIRPERSON OF THE MEETING OR IS DEMANDED BY A SHAREHOLDER OR PROXY HOLDER ENTITLED TO VOTE AT THE MEETING, EITHER BEFORE OR ON THE DECLARATION OF THE RESULT OF A VOTE BY A SHOW OF HANDS OR VERBAL POLL, VOTING MUST BE BY BALLOT. A DEMAND FOR A BALLOT MAY BE WITHDRAWN AT ANY TIME BEFORE THE BALLOT IS TAKEN. IF A BALLOT IS TAKEN ON A QUESTION, A PRIOR VOTE ON THAT QUESTION BY A SHOW OF HANDS OR VERBAL POLL HAS NO EFFECT. WHERE ONE OR MORE SHAREHOLDERS PARTICIPATE IN THE MEETING BY WAY OF TELEPHONE, ELECTRONIC OR OTHER COMMUNICATION FACILITIES THE CORPORATION SHALL PROVIDE THAT THOSE SHAREHOLDERS ARE ABLE TO TRANSMIT OR OTHERWISE CONVEY TO THE MEETING THE RESULTS OF THEIR BALLOT. IF A BALLOT IS TAKEN, EACH PERSON PRESENT SHALL BE ENTITLED, IN RESPECT OF THE SHARES WHICH HE IS ENTITLE TO VOTE AT THE MEETING UPON THE QUESTION, TO THAT NUMBER OF VOTES PROVIDED BY SHAREHOLDERS UPON THE SAID QUESTION.

     8.19 RESOLUTION

     A RESOLUTION IN WRITING OR OTHER PRINTED FORM CAPABLE OF BEING PRINTED OR RETAINED ASSENTED TO BY ALL THE SHAREHOLDERS ENTITLED TO VOTE ON THAT RESOLUTION AT A MEETING OF SHAREHOLDERS IS AS VALID AS IF IT HAD BEEN PASSED AT A MEETING OF SHAREHOLDERS. A RESOLUTION TAKES EFFECT ON THE DATE IT IS EXPRESSED TO BE EFFECTIVE.

     A RESOLUTION MAY BE SIGNED IN ONE OR MORE COUNTERPARTS, ALL OF WHICH TOGETHER CONSTITUTE THE SAME RESOLUTION. A COUNTERPART ASSENTED TO BY A SHAREHOLDER AND TRANSMITTED BY FACSIMILE OR OTHER ELECTRONIC MEANS, WHICH CAN BE PRINTED OR RETAINED IS AS VALID AS AN ORIGINALLY SIGNED COUNTERPART.

     11.01 METHOD OF GIVING NOTICES

     A NOTICE OR DOCUMENT REQUIRED TO BE SENT PURSUANT TO THE ACT, TO A SHAREHOLDER, DIRECTOR, OFFICER OR AUDITOR OF THE CORPORATION MAY BE GIVEN BY PERSONAL DELIVERY, PREPAID TRANSMITTED OR RECORDED COMMUNICATION, PREPAID MAIL ADDRESSED TO THE RECIPIENT OR BY FACSIMILE OR ELECTRONIC COMMUNICATION WHICH CAN BE PRINTED OR RETAINED AT THE RECIPIENT'S RECORDED ADDRESS (INCLUDING FACSIMILE NUMBER OR ELECTRONIC MAIL ADDRESS). A NOTICE OR DOCUMENT SENT BY PERSONAL DELIVERY IS DEEMED TO BE GIVEN WHEN IT IS ACTUALLY DELIVERED. A NOTICE OR DOCUMENT SENT BY MEANS OF PREPAID TRANSMITTED OR RECORDED COMMUNICATION IS DEEMED TO BE GIVEN WHEN DISPATCHED OR DELIVERED TO THE APPROPRIATE COMMUNICATION COMPANY OR AGENCY OR ITS REPRESENTATIVE FOR DISPATCH. A NOTICE OR DOCUMENT SENT BY MAIL IS DEEMED TO BE GIVEN WHEN DEPOSITED AT A POST OFFICE OR IN A PUBLIC LETTER BOX. A NOTICE OR DOCUMENT SENT BY FACSIMILE OR ELECTRONIC COMMUNICATION WHICH CAN BE PRINTED OR RETAINED IS SENT WHEN CONFIRMATION OF ITS TRANSMISSION IS RECEIVED. THE SECRETARY MAY CHANGE OR CAUSE TO BE CHANGED THE RECORDED ADDRESS OF ANY SHAREHOLDER, DIRECTOR, AUDITOR, OR

     MEMBER OF A COMMITTEE OF THE BOARD IN ACCORDANCE WITH ANY INFORMATION BELIEVED BY HIM TO BE RELIABLE."


                       AMENDMENT TO THE COMPANY'S ARTICLES

In 1992, the Company was amalgamated with South American Goldfields Inc. pursuant to a Plan of Arrangement under the Canada Business Corporations Act ("CBCA"). The first substantial amendments to the CBCA since 1975 came into force on November 24, 2001. The changes to the CBCA are enabling rather than restricting in that they allow conduct not permitted under the prior legislation.

In order to dispense with the requirement to obtain unanimous shareholder approval to hold a shareholder meeting outside of Canada, the CBCA now allows the Company to provide in the Articles places outside of Canada where shareholder meetings can be held. Accordingly, the Company wishes to seek amendment to the Articles of Arrangement to provide for the holding of shareholder meetings outside of Canada at New York, New York, Denver, Colorado, or Littleton, Colorado in the United States and London, England and any other place, as determined from time to time by the Board.

Accordingly, the Board and management are recommending that the shareholders vote FOR the approval of the following special resolution that requires an affirmative vote of not less than two-thirds of the votes cast in order to be adopted. UNLESS CONTRARY INSTRUCTIONS ARE INDICATED ON THE PROXY FORM OR THE VOTING INSTRUCTION CARD, THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY OR VOTING INSTRUCTION CARD INTEND TO VOTE FOR THE APPROVAL OF THE SPECIAL RESOLUTION.

     "RESOLVED, AS A SPECIAL RESOLUTION:

     1. THAT THE COMPANY IS HEREBY AUTHORIZED TO APPLY FOR A CERTIFICATE OF AMENDMENT UNDER SECTION 173 OF THE CANADA BUSINESS CORPORATIONS ACT ("CBCA") AMENDING THE ARTICLES OF ARRANGEMENT OF THE COMPANY TO ADD THE FOLLOWING SENTENCE UNDER "OTHER PROVISIONS, IF ANY": "MEETINGS OF SHAREHOLDERS MAY BE HELD OUTSIDE OF CANADA AT ANY OF THE FOLLOWING PLACES IN THE UNITED STATES: IN THE GREATER URBAN AREAS OF DENVER, COLORADO, LITTLETON, COLORADO AND NEW YORK, NEW YORK, IN LONDON, ENGLAND AND ANY OTHER PLACE, AS DETERMINED FROM TIME TO TIME BY THE BOARD OF DIRECTORS.

     2. THAT ANY DIRECTOR OR OFFICER OF THE COMPANY IS HEREBY AUTHORIZED AND DIRECTED, FOR AND ON BEHALF OF THE COMPANY, TO SIGN AND DELIVER ALL SUCH DOCUMENTS AND TO DO ALL SUCH OTHER ACTS AS MAY BE CONSIDERED DESIRABLE OR NECESSARY TO GIVE EFFECT TO THIS SPECIAL RESOLUTION (INCLUDING, WITHOUT LIMITATION, THE DELIVERY OF ARTICLES OF ARRANGEMENT IN THE PRESCRIBED FORM TO THE DIRECTOR UNDER THE CBCA), THE EXECUTION OF ANY SUCH DOCUMENT OR THE DOING OF ANY SUCH ACT BEING CONCLUSIVE EVIDENCE OF SUCH DETERMINATION.

     3. THAT SUCH RESOLUTION MAY BE RESCINDED BY THE BOARD OF DIRECTORS BEFORE IT IS ACTED UPON."


            APPROVAL OF AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN

As stated above in "Compensation of Executive Officers - Stock Option Plan" the Directors of the Company have adopted a stock option plan (the "Plan") the purpose of which is to afford the persons who provide services to the Company, whether directors, officers, employees or consultants of the Company or its subsidiaries, an opportunity to obtain a proprietary interest in the Company by permitting them to purchase Common Shares of the Company and to aid in attracting, as well as retaining and encouraging the continued involvement of such persons with the Company. Currently, the maximum number of shares to be delivered upon exercise of all options granted under the Plan has been set at 5,600,000 Common Shares. On April 3, 2002 the Board approved an amendment to the Plan, subject to shareholder approval, to reserve an additional 3,400,000 shares for the Plan, thereby increasing the total number of shares reserved for issuance under the Plan from 5,600,000 to 9,000,000 shares. Under the TSE's policy respecting stock options, shareholder approval is required where the number of common shares reserved for issuance under a stock option plan could, at any time, exceed 10% of the outstanding shares of a company. An application has been made to the TSE for conditional approval of the amendment to the Plan and the amendment is subject to regulatory approval. The amendment to the Plan will permit the Board of Directors to reserve an additional 3,400,000 common shares which, together with the common shares currently reserved for issuance, represent approximately 14.3% of the currently issued and outstanding shares of the Corporation. The Company is seeking the approval of the shareholders to amend the Plan to allow for the increase of the maximum number of Common Shares to be delivered upon exercise of all options granted under the Plan from 5,600,000 to 9,000,000.

The Plan is available for review at the offices of Field Atkinson Perraton LLP located at 1900, 350 - 7th Avenue S.W., Calgary, Alberta, and at the offices of the Company, during normal business hours.

At the Meeting, the shareholders will be asked to consider and, if thought fit, approve by ordinary resolution, the amendment to the Plan to increase the maximum number of Common Shares to be delivered upon exercise of all options granted under the Plan from 5,600,000 to 9,000,000.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

The text of the resolution approving the amendment to the Plan to be considered at the meeting will be substantially as follows:

     BE IT RESOLVED THAT:

     1. THE FOLLOWING AMENDMENT TO THE STOCK OPTION PLAN OF THE COMPANY APPROVED BY THE BOARD OF DIRECTORS ON APRIL 3, 2002, AND SET FORTH
         BELOW:

              PARAGRAPH 4.1(a) UNDER THE HEADING "NUMBER OF SHARES RESERVED UNDER THE PLAN" BE AND IS HEREBY DELETED AND REPLACED WITH THE
              FOLLOWING:

              "(a) THE MAXIMUM NUMBER OF SHARES ISSUABLE PURSUANT TO THE
                   EXERCISE OF OPTIONS GRANTED UNDER THE PLAN SHALL BE 9,000,000 (INCLUDING SUCH NUMBER OF SHARES ISSUABLE UPON EXERCISE OF OPTIONS GRANTED UNDER THE 1992 AND 1997 PLANS AS OF THE EFFECTIVE DATE OF THE PLAN) PROVIDED, HOWEVER, IF, AFTER THE EFFECTIVE DATE OF THE PLAN, ANY SHARES COVERED BY AN OPTION GRANTED UNDER THE PLAN, OR TO WHICH SUCH AN OPTION RELATES, ARE FORFEITED, OR IF AN OPTION HAS EXPIRED, TERMINATED OR BEEN CANCELLED FOR ANY REASON WHATSOEVER (OTHER THAN BY REASON OF EXERCISE), THEN THE SHARES COVERED BY SUCH OPTION SHALL AGAIN BE, OR SHALL BECOME, SHARES WITH RESPECT TO WHICH OPTIONS MAY BE GRANTED HEREUNDER;"

         BE AND IS HEREBY APPROVED, CONFIRMED AND RATIFIED;

     2. THE MAKING BY THE BOARD OF DIRECTORS OF SUCH ADDITIONS, DELETIONS AND MODIFICATIONS TO THE PLAN AS MAY BE NECESSARY OR ADVISABLE TO GIVE EFFECT TO THESE RESOLUTIONS OR AS MAY BE REQUIRED BY APPLICABLE REGULATORY AUTHORITIES, BE AND IS HEREBY APPROVED;

     3. ANY OFFICER OR DIRECTOR OF THE COMPANY BE AND IS HEREBY AUTHORIZED TO EXECUTE ALL SUCH DEEDS, DOCUMENTS AND OTHER WRITINGS AND PERFORM SUCH ACTS AS MAY BE NECESSARY IN ORDER TO GIVE EFFECT TO THE AMENDMENT OF THE PLAN AND THE BOARD OF DIRECTORS FROM TIME TO TIME IS AUTHORIZED TO GRANT OPTIONS IN THE CAPITAL STOCK OF THE COMPANY PURSUANT TO AND IN ACCORDANCE WITH THE PLAN AS AMENDED;

     4. THE COMPANY IS AUTHORIZED TO RESERVE AND ISSUE UP TO 3,400,000 ADDITIONAL COMMON SHARES IN THE CAPITAL OF THE COMPANY FOR ISSUANCE UPON EXERCISE OF STOCK OPTIONS PURSUANT TO THE PLAN, AS AMENDED.

UNLESS OTHERWISE INDICATED IN THE PROXY, IT IS MANAGEMENT'S INTENTION TO VOTE THE PROXIES IN FAVOUR OF THE RESOLUTION APPROVING THE AMENDMENT TO THE PLAN.

                            AVAILABILITY OF DOCUMENTS

The following documents, filed or to be filed with various securities commissions or similar authorities in various provinces of Canada, may be obtained, after filing, by shareholders of the Company on request without charge from the Secretary of Golden Star Resources Ltd., 10579 Bradford Road, Suite 103, Littleton, Colorado, USA 80127-4247 (Tel.: (303) 830-9000; Toll Free: (800)
553-8436; Fax: (303) 830-9094):

     a) the Company's Annual Report on Form 10-K or Annual Information Form for the year ended December 31, 2001, as may be amended, together with any document, or the pertinent pages of any document, incorporated by reference therein; and

     b) comparative audited consolidated financial statements of the Company and the notes thereto as at and for the fiscal years ended December 31, 2001, 2000 and 1999, together with the report of the auditors thereon, and any interim financial statements of the Company that may be subsequently filed.


        ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE

The following financial statements and information of the Company accompany and form part of, and are specifically incorporated by reference into, this Management Information Circular and Management Information Circular: (a) Consolidated Balance Sheets as of December 31, 2001 and 2000, and Consolidated Statements of Operations, Consolidated Statement of Changes in Shareholders' Equity, and Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999; (b) the Notes to the Consolidated Financial Statements;
(c) the Auditors' Report on such financial statements; (d) the report on Management's Responsibility for Financial Information; and (e) Management's Discussion and Analysis of Financial Condition and Results of Operations.

The Securities and Exchange Commission allows the Company to "incorporate by reference" in this Management Information Circular information the Company is required to disclose to its shareholders, which means that the Company can disclose such information to its shareholders by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. We incorporate by reference the documents listed above under clause (a) (as to the Annual Report on Form 10-K) and clause (b) of "Availability of Documents". Shareholders may request a copy of these filings without cost by writing to the Company at the above address or fax (303) 830-9094.

                               2002 ANNUAL REPORT

The Annual Report for the fiscal year ended December 31, 2001 accompanies this Management Information Circular. The consolidated financial statements of the Company, the accompanying notes and report of the independent auditors, the selected financial data for each of the years ended December 31, 2001, 2000 and 1999 and management's discussion and analysis of the Company's financial condition and results of operations are included in the Annual Report.


                           2003 SHAREHOLDER PROPOSALS

To be eligible for inclusion in the Company's proxy statement, shareholder proposals for the year 2003 Annual Meeting of Shareholders must be received at the Company's corporate office, 10579 Bradford Road, Suite 103, Littleton, Colorado 80127, Attention: Corporate Secretary, on or before January 21, 2003.


                                  OTHER MATTERS

Management of the Company is not aware of any other matters to come before the Meeting other than as set forth in the Notice of the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote the shares represented thereby in accordance with their best judgment on such matter.


                               DIRECTORS' APPROVAL

The contents and the sending of this Management Information Circular to holders of the Common Shares, to each director of the Company, to the auditors of the Company and to the appropriate regulatory authorities have been approved by the directors of the Company.

                                   CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.


DATED this ____ day of April, 2002.


            ON BEHALF OF THE MANAGEMENT OF GOLDEN STAR RESOURCES LTD.



-------------------------------------                       ------------------------------------------
PETER J.L. BRADFORD                                         ALLAN J. MARTER
PRESIDENT AND CHIEF EXECUTIVE OFFICER                       VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

                           GOLDEN STAR RESOURCES LTD.
        ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS - MAY 28, 2002
                                      PROXY
            THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION

The undersigned holder of common shares in the capital stock of Golden Star Resources Ltd. (the "Company") hereby nominates and appoints Robert R. Stone, Chairman of the Board of the Company, or failing him, Peter J. Bradford, President and Chief Executive Officer of the Company, or instead of them or any of them, ________________________________, as the proxy of the undersigned to attend, act and vote in respect of all common shares registered in the name of the undersigned at the Annual General and Special Meeting (the "Meeting") of shareholders of the Company to be held at 10:00 a.m. on Tuesday, May 28, 2002 in the University Room, at the Courtyard by Marriott Downtown, 475 Yonge Street, in Toronto, Ontario, Canada M4Y 1X7, and at any and all adjournments thereof. Without limiting the general powers hereby conferred, the said proxy is directed to vote as follows, provided that, if no choice is specified herein, or if any instructions given are not clear, the shares shall be voted as if the shareholder had specified an affirmative vote:

1.       TO ELECT THE FOLLOWING PERSONS AS DIRECTORS OF THE COMPANY:

         JAMES E. ASKEW             FOR          WITHHOLD
                                        ------            ------
         PETER J. BRADFORD          FOR          WITHHOLD
                                        ------            ------
         DAVID K. FAGIN             FOR          WITHHOLD
                                        ------            ------
         ERNEST C. MERCIER          FOR          WITHHOLD
                                        ------            ------
         IAN A. MACGREGOR           FOR          WITHHOLD
                                        ------            ------
         ROBERT R. STONE            FOR          WITHHOLD
                                        ------            ------

2. TO APPOINT PRICEWATERHOUSECOOPERS LLP AS THE AUDITOR OF THE COMPANY AND TO AUTHORIZE THE BOARD OF DIRECTORS TO FIX THE AUDITOR'S REMUNERATION:

                           FOR          WITHHOLD
                               ------            ------

3. TO APPROVE THE ISSUANCE BY THE COMPANY, IN ONE OR MORE PRIVATE PLACEMENTS DURING THE TWELVE (12) MONTHS FOLLOWING APPROVAL OF THE RESOLUTION, OF UP TO 30,000,000 COMMON SHARES, AS MORE PARTICULARLY SET OUT IN THE MANAGEMENT INFORMATION CIRCULAR FOR THE MEETING:

                           FOR          AGAINST
                               ------            ------

4. TO APPROVE AMENDMENTS TO THE COMPANY'S BY-LAWS, AS MORE PARTICULARLY SET OUT IN THE MANAGEMENT INFORMATION CIRCULAR FOR THE MEETING:

                               ------            ------
                           FOR          AGAINST

5. TO APPROVE AMENDMENT OF THE COMPANY'S ARTICLES OF ARRANGEMENT TO PROVIDE FOR MEETINGS OF SHAREHOLDERS OF THE COMPANY TO BE HELD AT SPECIFIC LOCATIONS OUTSIDE OF CANADA, AS MORE PARTICULARLY SET OUT IN THE MANAGEMENT INFORMATION CIRCULAR FOR THE MEETING:

                           FOR      AGAINST
                               ------            ------

6. TO APPROVE THE AMENDMENTS TO THE COMPANY'S STOCK OPTION PLAN, AS MORE PARTICULARLY SET OUT IN THE MANAGEMENT INFORMATION CIRCULAR FOR THE
         MEETING:

                           FOR          AGAINST
                               ------            ------

         The undersigned hereby revokes any instrument of proxy heretofore given with reference to the said meeting or any adjournment thereof.

         The proxyholder may in his discretion vote with respect to amendments or variations to matters identified in the Notice of Meeting or to other matters which may properly come before the meeting or any adjournment thereof.

DATED this             day of                            , 2002.
           -----------        ---------------------------



------------------------       -----------------------------------------
Signature                      Name of shareholder (Please Print)


                               -----------------------------------------


                               -----------------------------------------
                               Address


                       (PLEASE SEE NOTES ON REVERSE SIDE)

NOTES

1. The shares represented by this proxy will be voted in accordance with the instructions given herein. IF NO CHOICE IS SPECIFIED HEREIN, OR IF ANY INSTRUCTIONS GIVEN ARE NOT CLEAR, THE SHARES SHALL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE, ALL IN THE SAME MANNER AND TO THE SAME EXTENT AS THE SHAREHOLDER COULD DO IF THE SHAREHOLDER WERE PERSONALLY PRESENT AT THE MEETING.

2. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THE PERSON DESIGNATED IN THIS PROXY TO ATTEND AND ACT FOR THE SHAREHOLDER AND ON THE SHAREHOLDER'S BEHALF AT THE MEETING. Such right may be exercised by printing in the space provided the name of the person to be appointed, in which case only the person so named may vote the shares at the meeting.

3. This proxy will not be valid unless it is dated and signed by the shareholder or the shareholder's attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and ceases to be valid one year from its date. If the proxy is executed by an attorney for an individual shareholder or by an officer or an attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the proxy instrument.

4. To be effective, the instrument of proxy must be received by 10:00 a.m. (Toronto time) on Friday, May 24, 2002 at the address set forth in the accompanying return envelope (Attention: Proxy Department, CIBC Mellon Trust Company, P.O. Box 12005 STN. BRM B, Toronto, Ontario M7Y 2K5).